EXHIBIT 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rahoul Sharan, the Chief Financial Officer of One Voice Technologies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by section 9.06 has been provided to One Voice and will be retained by One Voice and furnished to the Securities Exchange Commission or its staff upon request.



Dated: March 30, 2004

                                                 /s/ Rahoul Sharan
                                                 -----------------
                                                 Name: Rahoul Sharan
                                                 Title: Chief Financial Officer
                                                        and Director